UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2009

Commission File Number: 333-156244

YORK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

98-0589723

(IRS Employer Identification Number)

Landmark House

17 Hanover Square

London, W1S 1HU

United Kingdom

 (Address of principal executive offices)

4A Rowley Ave., Apt. #3, Toronto, Ontario Canada M4P 2S8

(Former address)

44 2079 935 700
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Table of Contents

Item

Page

Item 5.01.

Changes In Control of Registrant

3

Item 1.

Business

3

Item 1A.

Risk Factors

9

Item 2.

Financial Information

16

Item 3.

Properties

17

Item 4.

Security Ownership of Certain Beneficial Owners and Management

17

Item 5.

Directors and Executive Officers

18

Item 6.

Executive Compensation

22

Item 7.

Certain Relationships and Related Transactions and Director

Independence

23

Item 8.

Legal Proceedings

23

Item 9.

Market Price of and Dividends on the Registrant’s Common Equity and Related

Stockholder Matters

24

Item 10.

Recent Sale of Unregistered Securities

25

Item 11.

Description of Registrant’s Securities to be Registered

25

Item 12.

Indemnification Of Directors and Officers

25

Item 13.

Financial Statements and Supplementary Data

26

Item 14.

Changes In and Disagreements with Accountants On Accounting and

Financial Disclosure

26

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements

of Certain Officers

26

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in

Fiscal Year

26

Item 8.01.

Other Events

27

Item 9.01.

Financial Statements and Exhibits

27

SIGNATURES

27

Item 5.01 Changes in Control of Registrant

On December 9, 2009, Sugarberry Assets Ltd. (“Sugarberry”) acquired control of York Resources, Inc. (the “Company”), through the purchase of 35,000,000 shares of our common stock (the “Purchase Shares”) from Kelvin B. Campbell. Sugarberry is the wholly owned holding company of Ravi K. Daswani, our new Chief Executive Officer and President.   See Item 5.02 below.

The shares purchased by Sugarberry represents 61.3% of the issued and outstanding voting shares of our common stock.

The consideration for the share purchase was $16,500.

The source of funds for the share purchase was working capital provided as a loan to Sugarberry by Mr. Daswani.

There is an understanding among members of both the former and new control groups and their associates that nominee directors of the new control group will be appointed to the board of the registrant.

The remainder of this Item 5.01 consists of the information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act reflecting all classes of the Company’s securities subject to the reporting requirements of Section 13 or Section 15(d) of such Act.

Item 1.

Business

We intend to enter the renewable energy industry by developing or acquiring and operating renewable energy power plants and by providing consulting services to other industry participants. The renewable energy industry includes companies engaged in generating electricity, manufacturing equipment, creating fuels or providing services related to the production of energy utilizing sources such as solar, wind, geothermal, tidal, wave, hydropower, ethanol, biofuels and biomass. Our focus initially will be on:

(i) generating renewable electricity as an independent power producer (IPP) through designing, building, owning and operating renewable energy power plants in Europe, Asia, Africa and the Americas;

(ii) producing significant, measurable carbon benefits, carbon credits or carbon offsets that are validated and verified to national or international standards, for sale to purchasers interested in offsetting their greenhouse gas footprints as a means of mitigating the effects of climate change or to traders and financial institutions of such carbon benefits, carbon credits or carbon offsets; and

(iii) providing consulting services on all aspects of IPP project development and carbon benefits, carbon credits or carbon offsets.

Overview of the Renewable Energy Industry

While a majority of the world’s current energy supply is generated from fossil fuels such as coal, oil and natural gas, these traditional energy sources face a number of challenges including rising prices, increasing demand from developing nations, infrastructure limitations, security concerns over dependence on imports from a limited number of countries, some of which are unstable, and which have significant fossil fuel supplies, and growing environmental concerns over the climate change risks associated with emission from fossil-fueled power generation. As a result of these and other challenges facing traditional energy sources, governments, businesses and consumers are increasingly supporting the development of alternative energy sources and new technologies for electricity generation. Renewable energy sources such as solar, biomass, geothermal, hydroelectric and wind power generation have emerged as potential alternatives that address some of these concerns. As opposed to fossil fuels which draw on finite resources that may eventually become too expensive to retrieve, renewable energy sources are generally fully sustainable and recurring. Where they are not currently economically competitive with fossil fuels, renewable energy sources continue to be supported by various government policies and incentives. Participants in energy markets worldwide are dedicating increasing resources to developing renewable alternatives to fossil fuel resources.

We believe that the renewable energy industry is among the fastest growing industries in the world. Our management believes that the global renewable energy markets for biofuels, solar, wind, and fuel cells will expand dramatically in the next several years and that these industries will be a target for venture capital and private equity investment.  We believe that this anticipated growth should create attractive acquisition opportunities, as evidenced in the following market segments:

Hydropower — Hydroelectric power, also known as hydropower, generates electricity by harnessing falling water and sending it through a turbine that is connected to a generator, thus converting the kinetic energy of falling water into mechanical and electrical energy. Compared to other renewable energy options, hydroelectric power is an established and mature technology. It is a clean, reliable and renewable energy source that accounts for the majority of energy production in several countries and accounts for nearly one-fifth of the world’s electricity supply.

Solar — Solar power is a renewable fuel source that utilizes the sun’s energy to produce heat, light and electricity. Sunlight is converted into solar energy through photovoltaic and thermal technologies. Photovoltaic technologies convert sunlight into electricity using solar cells or semiconductor devices, usually made from poly-silicon. The overall cost of production for photovoltaic energy has decreased significantly in recent years with the development of new technologies that reduce costs associated with the photovoltaic or solar cells. Falling production costs combined with increased efficiency and yield have resulted in strong growth in the market for photovoltaic solar energy. Thermal technologies utilize lenses and reflectors to concentrate the sun’s energy and generate heat or electricity. While solar thermal energy has a variety of uses, the most widespread is the superheating of water and its conversion into steam for thermal electricity generation in solar power plants. Solar energy and in particular solar thermal technologies are among the newest renewable energies being developed today; however, their utilization and production is projected to increase as a result of their effectiveness and declining production costs. Our management believes that total photovoltaic production is increasing year over year and is growing particularly aggressively in the United States.

Wind — Wind power technology harnesses the force of the wind passing through rotor blades that turn an electric generator. Wind energy is clean, renewable, plentiful and significantly reduces greenhouse gas emissions when replacing fossil fuel sources. Moreover, advances in the technology supporting wind power have increased the reliability and efficiency of the generation process. The reliability of the technology has increased to the point where machines are able to generate power approximately 96% of the time. Our management believes that the potential for wind power generation is substantial and that the market for wind energy will grow dramatically in the next decade.

Biofuel — Biofuel can be broadly defined as a solid, liquid or gas fuel derived from biological sources. First-generation biofuels are produced from crops such as corn or sugar beet while second-generation biofuels are generated from cellulosic or “woody” sources. Global production of biofuels has doubled over the past five years and and that growth appears poised to continue. Ethanol, a flammable, colorless chemical compound, is the most prevalent biofuel. Ethanol burns cleanly and is commonly used as a motor fuel source and/or fuel additive.

Biomass — Biomass power generates energy from recently living organisms including plants and animal by-products. Biomass can either be burned to produce steam for use in electricity production or converted into a combustible gas for use in driving a turbine. Reducing the costs associated with its production and maintaining economically viable and reliable feedstock sources are critical to ensuring that the market for biomass power continues to grow.

Competitive Conditions

There is significant competition among alternative energy companies.  Our business faces competition from a number of entities that have the financial and other resources that would enable them to expand their businesses.  Even if we are able to enter into joint venture agreements, our competitors may be more profitable than us, which may make it more difficult for us to raise any financing necessary for us to achieve our business plan and may have a materially adverse effect on our business. However, we believe that our executive officers and directors possess the experience, skills and contacts necessary to source, evaluate, and acquire or, alternatively, to design and build desirable renewable energy assets. Where we don't have the expertise in-house, we will hire, sub-contract or outsource the expertise. Additionally, members of our board of directors have extensive professional relationships with governmental, legislative, and diplomatic communities. We intend to leverage these extensive contacts and relationships of our executive officers and directors to source, evaluate and acquire or, alternatively to design and build, desirable renewable energy assets.

We believe we have the following competitive advantages over many other entities with business objectives similar to ours:

Status as a public company

We believe our status as a public company will allow us, from time to time, to use our stock as currency to acquire renewable energy assets.

Management Expertise

Ravi K. Daswani, our Chief Executive Officer and President, has substantial experience in the renewable energy industry worldwide, through his efforts over the past several years in investigating and identifying desirable renewable energy projects. Mr. Daswani has evaluated renewable energy projects in South Africa, the Middle East, West Africa, Europe, Canada and Latin America. Mr. Daswani also has experience in the sale of carbon credits and carbon offsets to various financial institutions and brokers. Mr. Daswani has also been involved in project finance discussions and negotiations with financial institutions that lend to renewable energy projects, including commercial banks, regional financial and government-backed institutions and private equity or venture capital companies.

Government Initiatives for Renewable Energy

Rising energy costs, declining oil and gas reserves, and growing concerns about the environmental and political impacts of the world’s dependence on fossil fuels, emissions from the burning of fossil fuels and concomitant global climate change, has ignited global interest in renewable energy alternatives. In recent years, a growing number of countries have established incentive programs for the development of renewable energy sources, such as (i) net metering laws that allow on-grid end users to earn credits for renewable energy generation, (ii) direct subsidies and grants to encourage the production and use of renewable energy, (iii) low interest loans for financing renewable power systems and tax incentives; and (iv) government standards that mandate minimum usage levels of renewable energy sources, (v) feed-in tariffs, or fixed-sale prices, to guarantee minimum prices for utility purchases of renewable electricity.

However, we cannot assure you that such government subsidies and/or economic incentives will be available or will not be reduced or eliminated in the specific renewable energy industry in which we choose to consummate a business combination.

No Financing commitments

We have no commitments for any financing.  We are currently in discussions with several intermediaries, advisors and investors to structure and raise the funds to finance potential projects. We are evaluating debt and equity placements at the corporate level as well as project specific capital opportunities. There can be no assurance that capital will be available to use on commercially acceptable terms or at all.

We intend to look for greenfield or brownfield development opportunities that we can develop into functioning renewable energy power plants. We intend to source these opportunities through recommendations, word of mouth, advertisements and attendances at industry trade shows. We also intend to acquire fully functioning or part functioning renewable energy power plants if the opportunity presents itself and management thinks that it is a viable business opportunity.

Our Renewable Energy Business

We intend to grow our renewable energy business through the application of three main complementary activities: i) origination, ii) implementation and iii) commercialization of renewable energy projects:

•

Origination involves our management team actively looking for and soliciting projects from industrial clients, agricultural and farming clients, governments at all levels, clients in other areas of commerce. Our management team, either directly or through third party consultants, then assesses the project for its technical and commercial viability. Thereafter, commercial agreements are negotiated and concluded.

•

Implementation involves testing of concepts, identifying opportunities for innovation, negotiating material contracts and sales and contract negotiation and conclusion, conducting front-end engineering and design (FEED), producing environmental impact reports as required by law, producing drawings and data sheets and plant and inviting machinery suppliers to tender for the project. Engineering, construction and procurement contracts are awarded to the successful bidder who will normally design the installation, procure the necessary materials and construct it, either through its own labor force or by subcontracting part or all of the work.

•

Commercialization involves the appointment of an experienced management team to operate the installation.

Technology Type

We do not intend to depend on any single technology in developing our renewable energy projects portfolio.

Consulting Business

Our Chief Executive Officer has long-standing connections with consultants who will be retained by us or a special purpose subsidiary, on a project by project basis, to advise our clients on all aspects of project development such as project bidding, environmental assessment and permitting, local government issues, financing and joint venture arrangements, preferential tax structures, procurement and construction, green attributes and emission trading, regulatory approvals, interconnection and commissioning, power purchase agreements, energy exports and energy markets.

We expect that our consulting team will bring competencies in:

•

Engaging municipalities and communities

•

Carbon sequestration science, modeling, and assessments

•

Carbon finance, law, accounting, and program administration

•

International and domestic climate policy

And provide services in:

•

Carbon modeling and assessments

•

Financial modeling and assessments

•

Technical and financial viability or feasibility reports

•

Engaging third party verification and validation

•

Front end engineering and design

•

Plan and machinery manufacture

•

Legal, administration and financial advising

•

Corporate tax structuring

Corporate Structure

We intend to be holding company for revenue-generating assets and consulting services. Depending on various deal specific criteria, any particular subsidiary may be wholly or only partly owned by us.

Mission Statement

We are dedicated to developing and owning long-term renewable energy projects that are safe, economically viable and environmentally friendly, to enhance the future of countries and economies worldwide.

Carbon credits or carbon offsets

A carbon offset is a financial instrument aimed at a reduction in greenhouse gas emissions. Carbon offsets are measured in metric tons of carbon dioxide-equivalent (CO2e) and may represent six primary categories of greenhouse gases. One carbon offset represents the reduction of one metric ton of carbon dioxide or its equivalent in other greenhouse gases.

Carbon credits are a key component of national and international attempts to mitigate the growth in concentrations of greenhouse gases (GHGs). One carbon credit is equal to one ton of carbon. Carbon trading is an application of an emissions trading approach. Greenhouse gas emissions are capped and then markets are used to allocate the emissions among the group of regulated sources. The idea is to allow market mechanisms to drive industrial and commercial processes in the direction of low emissions or less "carbon intensive" approaches than are used when there is no cost to emitting carbon dioxide and other GHGs into the atmosphere. Since GHG mitigation projects generate credits, this approach can be used to finance carbon reduction programs between trading partners and around the world.

As more and more people, small and large businesses, governments and institutions become aware of the harmful effects of greenhouse gases a thriving market for carbon credits and carbon offsets may develop. These credits and offsets come in all shapes and sizes, from United Nations-certified carbon credits to credits connected to voluntary unregulated GHG emission reduction programs. The prices for these credits vary, with UN-certified credits currently being considered the most expensive.

We intend to work with regulated and unregulated carbon credits and carbon offsets. We shall assess, on a project-by-project basis, the merits or demerits of the type of carbon credits or offsets associated with the project.

Where we decide to work with a certain carbon program, for example, the UN-regulated carbon credit (or Kyoto credit as it is more commonly known), we shall appoint the relevant expert to calculate the GHG reduction, file for the appropriate carbon credits and validate or verify the actual emission reduction and the issuance of the carbon certificate.

We may carry out the sale of carbon credits directly or through a broker. We expect buyers of carbon credits to include governments at all levels, multilateral institutions such as the United Nations or the World Trade Organization, large corporations, hedge funds and institutional investors in the US, EU, Japan, Australia and New Zealand.

 Employees

We currently have engaged a Chief Executive Officer and a Chief Financial Officer.  To date, these individuals are unpaid consultants, but we anticipate that in the near future, we will enter into employment agreements with these individuals.

Item 1A.

Risk Factors

Important Risk Factors Concerning our Business

You should carefully consider the following risk factors and all other information contained in this Current Report in evaluating our business and prospects. The risks and uncertainties described below are not the only ones we face. Additional risks and uncertainties other than those we described below that are not presently known to us or that we believe are immaterial may also impair our business operations. If any of the following risks occur, our business and financial results could be harmed. You should also refer to the other information contained in this Current Report, including our financial statements and the related notes.

Risks Related to Our Business and Industry

Because we have no operating history upon which an evaluation of our prospects can be made, an investment in our stock in very risky.

We were organized on April 10, 2008 and commenced business as an exploration stage company. We have only just changed business directions and commenced business in the renewable energy space. Accordingly, we have no operating history upon which an evaluation of our performance can take place and investors do not have access to the same type of information in assessing their proposed investment as would be available to purchasers in a company with a history of prior substantial operations. We face all the risks inherent in a new business, including the expenses, lack of adequate capital and other resources, difficulties, complications and delays frequently encountered in connection with conducting operations, including capital requirements and management’s potential underestimation of initial and ongoing costs. We also face the risk that we may not be able to effectively implement our business plan. If we are not effective in addressing these risks, we will not operate profitably and we may not have adequate working capital to meet our obligations as they become due.

To date we have had significant operating losses, an accumulated deficit and have had no revenues and do not expect to be profitable for at least the foreseeable future, and cannot predict when we might become profitable, if ever.

We have a history of losses (approximately $39,780 from continuing operations for the year ended September 30, 2009) and an aggregate accumulated deficit (approximately $50,215,  through September 30, 2009).  We have had no revenues since inception.  Further, we may not be able to generate significant revenues in the future. In addition, we expect to incur substantial operating expenses in order to fund the expansion of our business. As a result, we expect to continue to experience substantial negative cash flow for the foreseeable future and cannot predict when, or if, we might become profitable.  We will need to generate significant revenues in order to achieve and maintain profitability. We may not be able to generate sufficient revenue to fund our operations or achieve profitability in the future. Even if we do achieve profitability, we may not be able to sustain profitability. If we are not able to generate revenues sufficient to fund our operations or if we are not able to raise sufficient funds through investments by third parties, it would result in our inability to continue as a going concern.

Our independent registered auditors have expressed substantial doubt about our ability to continue as a going concern.

Our audited financial statements for the fiscal year ended September 30, 2009 included an explanatory paragraph that such financial statements were prepared assuming that we would continue as a going concern. As discussed in Note 3 to those financial statements, however, we have a history of losses (approximately $39,780 from continuing operations for the year ended September 30, 2009), have an aggregate accumulated deficit (approximately $50,215,  through

September 30, 2009) and have no revenues to date. These factors raise substantial doubt that we will be able to continue as a going concern. LBB & Associates Ltd., LLP, Certified Public Accountants, our independent auditors, have raised substantial doubt about our ability to continue as a going concern given our accumulated losses. This opinion could materially limit our ability to raise additional funds by issuing new debt or equity securities or otherwise. If we fail to raise sufficient capital, we will not be able to complete our business plan. As a result we may have to liquidate our business and our stockholders may lose their investment.

We will need significant additional capital, which we may be unable to obtain.

As of September 30, 2009, we had cash available of approximately $1,085, which will not be sufficient to allow us to fund our proposed operations going forward. There can be no assurance that financing will be available in amounts or on terms acceptable to us, if at all.  If we are unable to raise substantial capital, we may be unable to continue.

We will be forced to continue to seek financing partners, either through debt or equity, to achieve our business objectives.

As of September 30, 2009, we had cash available of approximately $1,085.  We will need significant capital expenditures and investments over the next twelve months related to our growth program.

We have no commitments for any additional financing, and there can be no assurance that additional capital will be available to use on commercially acceptable terms or at all. Our failure to raise capital as needed would significantly restrict our growth and hinder out ability to compete. We may need to curtail expenses, reduce planned investments in technology and research and development and forgo business opportunities. Additional equity financings are likely to be dilutive to holders of our common stock and debt financing, if available, may involve significant payment obligations and covenants that restrict how we operate our business.

The development of our assets will be capital intensive and sufficient debt financing may not be available, in which case our business could fail.

The development of clean energy generation facilities is a capital-intensive business and our projects may require a high level of debt financing. Raising such capital is often determined by the overall credit availability in local as well as international markets and often varies not only in the cost of borrowing but also in the terms on which such financing is available. There is no guarantee that favourable borrowing conditions will exist for any period of time. Any delays or changes to our projects that alter the amount and timing of when a project requires capital to be injected could have serious restrictive effects on business prospects, financial condition and the results of operations.

If we were to default on our obligations under the terms of any financing arrangements, our lenders might exercise their rights under whatever security agreements are in place.  Such a default could lead to the loss of our interest in one or more of our projects.

Because we are smaller and have fewer financial and other resources than energy focused companies, we may not be able to successfully compete in the very competitive alternative energy industry.

There is significant competition among alternative energy companies.  Our business faces competition from a number of entities that have the financial and other resources that would enable them to expand their businesses.  Even if we are able to enter into joint venture agreements, our competitors may be more profitable than us, which may make it more difficult for us to raise any financing necessary for us to achieve our business plan and may have a materially adverse effect on our business.

Our operations may be negatively affected by currency exchange rate fluctuations.

We expect that our assets, earnings and cash flows will be influenced by a wide variety of currencies due to the geographic diversity of the countries in which we plan to operate. Fluctuations in the exchange rates of those currencies, if we are able to commence operation in different countries, may have a significant impact on our financial results. Given the dominant role of the US currency in our affairs, the US dollar is the currency in which we present financial performance. It is also the natural currency for borrowing and holding surplus cash. We do not generally believe that active currency hedging provides long-term benefits to our shareholders. We may consider currency protection measures appropriate in specific commercial circumstances, subject to strict limits established by our Board. Therefore, in any particular year, currency fluctuations may have a significant and material adverse impact on our financial results.

Economic, political and other risks associated with international sales and operations could adversely affect our proposed business.

Because we currently intend to generate revenues in many countries in Europe, Africa, the Americas and Asia, our proposed business is subject to risks associated with doing business internationally. In addition, our employees, contract manufacturers, suppliers and job functions will be located outside the U.S. Accordingly, our future results could be harmed by a variety of factors, including, but not limited to:

•

changes in a specific country's or region's political, economic or other conditions;

•

trade protection measures and import or export licensing requirements;

•

negative consequences from changes in tax laws;

•

difficulty in staffing and managing widespread operations;

•

differing labor regulations;

•

unexpected changes in regulatory requirements; and

•

geopolitical turmoil, including terrorism and war.

Changing laws, rules and regulations and legal uncertainties could increase the regulation of our business and therefore increase our operating costs.

We will be subject to a number of foreign and domestic laws, rules, regulations and guidelines, including laws, rules, and regulations relating to health and safety, the conduct of operations, the protection of the environment and the manufacture, management, transportation, storage and disposal of certain materials used in our proposed operations. Management believes that we will succeed in complying with such laws, regulations and guidelines; however, changes to such laws, regulations and guidelines due to environmental changes, unforeseen environmental effects, general economic conditions and other matters beyond our control may cause adverse effects to our operations. We intend to invest financial and managerial resources to ensure compliance with applicable laws, regulations and guidelines, as necessary. It is impossible to predict the cost or impact of such laws, regulations or guidelines on its future operations.

We may become liable for damages for violations of environmental laws and regulations.

Our proposed operations will be subject to environmental regulation in all of the jurisdictions in which we operate. Environmental regulations are likely to evolve in a manner that will require stricter standards and enforcement measures being implemented, increases in fines and penalties for non-compliance, more stringent environmental assessments of proposed projects and a heightened degree of responsibility for companies and their directors and employees. Compliance with environmental regulations and liability for violations of those regulations could increase our cost of doing business.

Failure to make accretive acquisitions and successfully integrate them could adversely affect our future financial results, while successful acquisitions could have a dilutive effect on our stockholders.

As part of our growth strategy, we will seek to acquire or invest in complementary (including competitive) businesses, facilities or technologies and enter into co-location joint ventures in power generation industries. Our goal is to make such acquisitions, integrate these acquired assets into our operations and reduce operating expenses. The process of integrating these acquired assets into our operations may result in unforeseen operating difficulties and expenditures, and may absorb significant management attention that would otherwise be available for the ongoing development of our business. We cannot assure you that the anticipated benefits of any acquisitions will be realized. In addition, future acquisitions by us could result in potentially dilutive issuances of equity securities, the incurrence of debt and contingent liabilities and amortization expenses related to goodwill and other intangible assets, any of which can materially and adversely affect our operating results and financial position.

We may be unable to obtain regulatory approval for the issuance and sale of carbon credits or carbon offsets.

There is no guarantee that our projects will ever meet the standard for verification or be issued with carbon credits or carbon offsets and there can be no assurance that our ability to sell such offsets will not be affected by rejection or delay in individual projects. Any failure to attain such approvals may have a material adverse effect on our ability to sell carbon offsets or carbon credits and so have a material adverse effect on our financial condition and results of operations. Furthermore, these carbon credits and carbon offsets carry a price risk and there is no guarantee that the carbon offsets or carbon credits will bring the price expected or any price at all.

We may fail to renew or retain statutory or regulatory permits and approvals, which would have a material adverse effect on our business.

Certain statutory and regulatory permits and approvals are required in order to operate clean energy generation businesses. There can be no assurance that the relevant authorities will issue any such permits and approvals in the time-frame anticipated or at all. Failure to maintain or obtain required permits or approvals may result in the interruption of our future operations, which would have a material adverse effect on our financial condition and results of operations.

We depend on our officers and key personnel and the loss of any of these persons could adversely affect our operations and results.

We believe that implementing our proposed expansion strategy and execution of our business plan to acquire, manage and develop power generation assets will depend to a significant extent upon the efforts and abilities of our executive officers and key personnel, in particular Ravi K. Daswani. Because the renewable and alternative energy industries are highly competitive, we believe that the personal contacts of our officers and key personnel within the industry and within the scientific community engaged in related businesses will be a significant factor in our anticipated success. Our failure to retain our officers or key personnel, or to attract and retain additional qualified personnel, could adversely affect our operations and results. We do not currently carry key-man life insurance on any of our officers.

Our executive officers, directors and principal stockholders control our business and may make decisions that are not in the best interests of minority stockholders.

Our executive officers, directors and principal stockholders own approximately 61.3% of the outstanding shares of our common stock. Accordingly, they will have a significant influence in determining the outcome of all corporate transactions or other matters submitted to the stockholders for approval, including election of directors, amendment of charter documents, mergers, consolidations, and the sale of all or substantially all of our assets.  The interests of our executive officers, directors and principal stockholders may differ from the interests of the other stockholders and thus result in corporate decisions that are disadvantageous to other stockholders.

As our assets, executive officers and directors are located outside the United States of America, it will be difficult for stockholders resident in the United States to enforce within the United States any judgments obtained against us or any of our executive officers and directors.

We are incorporated in the State of Nevada and have an agent for service in Henderson, Nevada.  Our agent for service will accept service on our behalf of any legal process and any demand or notice authorized by law to be served upon a corporation.  Our agent for service will not, however, accept service on behalf of any of our executive officers or directors.  Our executive officers and directors reside outside the US. None of them has an agent for service in the United States.  In addition, all of our assets and the assets of our executive officer and director are located outside of the United States. Further, we do not currently maintain a permanent place of business within the United States.

Given the foregoing, the following will be difficult:

•

Effecting service of process within the United States on our executive officers and directors named in the registration statement;

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Enforcing judgments obtained in U.S. courts based on the civil liability provisions of the U.S. federal securities laws against our executive officers and directors named in the registration statement;

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Enforcing judgments of U.S. courts based on civil liability provisions of the U.S. securities laws in foreign courts against our executive officers and directors; and

•

Bringing an original action in foreign courts to enforce liabilities based on the U.S. federal securities laws against our executive officers and directors.

Risks Related to an Investment in Our Common Stock

 Because we are quoted on the Over-the-Counter Bulletin Board (“OTC Bulletin Board”) instead of an exchange or national quotation system, our investors may have more difficulty selling their stock or experience negative volatility on the market price of our stock.

Our common stock is quoted for trading on the OTC Bulletin Board. To date, however, there have been no trades of our common stock, and we cannot give any assurance that a trading market will develop or, if it should develop, be sustained. The lack of an active, or any, trading market will impair our stockholders’ ability to sell their shares at the time they wish to sell them or at a price they consider reasonable.  It should be assumed that the market for our common stock, if one develops, would be highly illiquid, sporadic and volatile for some period of time. Our stock should not be purchased by anyone who cannot afford to lose his entire investment. An inactive market will also impair our ability to raise capital by selling shares of capital stock and will impair our ability to acquire other companies or assets by using common stock as consideration.

The OTC Bulletin Board is often highly illiquid, in part because it does not have a national quotation system by which potential investors can follow the market price of shares except through information received and generated by a limited number of broker-dealers that make markets in particular stocks. There is a greater chance of volatility for securities that trade on the OTC Bulletin Board as compared to a national exchange or quotation system. This volatility may be caused by a variety of factors, including the lack of readily available price quotations, the absence of consistent administrative supervision of bid and ask quotations, lower trading volume, and market conditions. Investors in our common stock may experience high fluctuations in the market price and volume of the trading market for our securities. These fluctuations, when they occur, have a negative effect on the market price for our securities. Accordingly, our stockholders may not be able to realize a fair price from their shares when they determine to sell them or may have to hold them for a substantial period of time until the market for our common stock improves.

A significant number of our shares will be eligible for sale, and their sale could depress the market price of our common stock.

We believe that approximately 10 million shares of our common stock were sold in private transactions under our registration statement on Form S-1 filed on December 17, 2008 and are now available for resale without restriction.  Approximately 12 million additional shares will be available for resale once we amend the prospectus in our registration statement on Form S-1 to comply with the undertaking to amend the prospectus included in the registration statement upon any fundamental change in our business or affairs.

Future sales of common stock or other dilutive events may adversely affect prevailing market prices for our common stock.

We are currently authorized to issue up to 100 million shares of common stock, of which 57,050,000 shares were issued and outstanding as of December 5, 2009. Our board of directors has the authority, without further action or vote of our stockholders, to issue any or all of the remaining authorized shares of our common stock that are not reserved for issuance and to grant options or other awards to purchase any or all of the shares remaining authorized. The board may issue shares or grant options or awards relating to shares at a price that reflects a discount from the then-current market price of our common stock. The options and awards referred to above can be expected to include provisions requiring us to issue increased numbers of shares of common stock upon exercise or conversion in the event of stock splits, redemptions, mergers or other transactions. If any of these events occur, the exercise of any of the options or warrants described above and any other issuance of shares of common stock will dilute the percentage ownership interests of our current stockholders and may adversely affect the prevailing market price of our common stock.

If we deem it advisable to raise capital through equity or convertible debt financings, the then current stockholders will experience dilution and may be placed in a junior position with respect to more senior rights, preferences or privileges granted to new stockholders

We are currently suffering operating losses. Unless we achieve and maintain profitability, we will need to raise additional capital. If we issue additional equity or convertible debt securities to raise funds, the then current stockholders will experience dilution and may be placed in a junior position with respect to more senior rights, preferences or privileges granted to new stockholders. Also, new equity or convertible debt investors may demand rights, preferences or privileges senior to those of existing holders of our common stock.

Investors may have difficulty liquidating their investment because our stock will be subject to penny stock regulation

The shares of our common stock are "penny stocks" within the definition of that term as contained in the Exchange Act (generally, equity securities with a price of less than $5). The Commission has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks.  The rules, in part, require broker-dealers to provide penny stock investors with increased risk disclosure documents and make a special written determination that a penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These heightened disclosure requirements may severely affect the market liquidity of our common stock and could limit an investor’s ability to sell common shares in the secondary market.

Failure to achieve and maintain effective internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 could have a material adverse effect on our business and operating results. In addition, as a consequence of such failure, current and potential stockholders could lose confidence in our financial reporting, which could have an adverse effect on our stock price.

Effective internal controls are necessary for us to provide reliable financial reports and effectively prevent fraud. If we cannot provide reliable financial reports or prevent fraud, we could be subject to regulatory action or other litigation and our operating results could be harmed.

Commencing with our fiscal year ended September 30, 2010,  we will be required to document and test our internal control procedures in order to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002. Commencing with the fiscal year beginning October 1, 2010, our independent registered public accounting firm will be required to report on these assessments.

During the course of our testing, we may identify deficiencies which we may not be able to remediate in time to meet the deadline imposed by the Sarbanes-Oxley Act for compliance with the requirements of Section 404. In addition, if we fail to maintain the adequacy of our internal accounting controls, as such standards are modified, supplemented or amended from time to time, we may not be able to ensure that we can conclude on an ongoing basis that we have effective internal controls over financial reporting in accordance with Section 404. Failure to achieve and maintain an effective internal control environment could cause us to face regulatory action and also cause investors to lose confidence in our reported financial information, either of which could have an adverse effect on our stock price.

Item 2

Financial Information

Because we are a smaller reporting company as defined by Regulation S-K Subpart 229.10(f)(1), we are not required to furnish the information required by Items 301 and 305 of Regulation S-K, namely selected financial data or quantitative and qualitative disclosures about market risk.

Management's discussion and analysis of financial condition and results of operations

Forward-looking statements

This current report contains "forward-looking statements" relating to the Company which represent the Company’s current expectations or beliefs, including statements concerning registrant’s operations, performance, financial condition and growth.  For this purpose, any statement contained in this report that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "anticipation", "intend", "could", "estimate", or "continue" or the negative or other comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, such as credit losses, dependence on management and key personnel and variability of quarterly results, ability of registrant to continue its growth strategy and competition, certain of which are beyond the registrant's control. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward-looking statements.

The following discussion and analysis should be read in conjunction with the information set forth in the Company’s audited financial statements for the fiscal year ended September 30, 2009 included in the Company’s Annual Report on Form 10-K filed on December 7, 2009.

Results of Operations

We have had no operating revenues since our inception on April 9, 2008 through September 30, 2009, but have incurred operating expenses in the amount of $50,215 for the same period. Our activities have been financed from the proceeds of share subscriptions and shareholder loans.

For the fiscal year ended September 30, 2009, professional fees were $21,923, exploration expenses were $8,000 and other expenses were $9,857. For the period from inception on April 9, 2008 through September 30, 2008, professional fees were $1,915, exploration expenses were $4,300, impairment expense was $3,500 and other expenses were $720.

Liquidity and Capital Resources

Our current balances of cash will not meet our working capital and capital expenditure needs for the whole of the current year.  Because we are not currently generating sufficient cash to fund our operations, we will need to rely on external financing to meet future capital and operating requirements.  Any projections of future cash needs and cash flows are subject to substantial uncertainty.  Our capital requirements depend upon several factors, including the rate of market acceptance, our ability to get to production and generate revenues, our level of expenditures for production, marketing, and sales, purchases of equipment, and other factors.  We can make no assurance that financing will be available in amounts or on terms acceptable to us, if at all.  Further, if we issue equity securities, stockholders may experience additional dilution or the new equity securities may have rights, preferences, or privileges senior to those of existing holders of common stock, and debt financing, if available, may involve restrictive covenants that could restrict our operations or finances.  If we cannot raise funds, when needed, on acceptable terms, we may not be able to continue our operations, grow market share, take advantage of future opportunities, or respond to competitive pressures or unanticipated requirements, all of which could negatively impact our business, operating results, and financial condition.

Since inception, we have relied entirely on proceeds from the sale of securities and a shareholder loan to fund our activities.  During the fiscal year ended September 30, 2009, we used cash of approximately $42,000 for operating activities. These activities were funded as to a $3,500 shareholder advance and the balance of cash on hand as at September 30, 2008 of $39,000.

We have not yet started to generate significant revenues and still have substantial ongoing losses; we do not have enough cash to satisfy our cash requirements.  In their report on our audited financial statements for the fiscal year ended September 30, 2009, our auditors stated that conditions exist that raise substantial doubt as to our ability to continue as a going concern.

Our working capital deficit at September 30, 2009, was approximately $2,600, as compared to a surplus of approximately $37,000 at September 30, 2008.  At September 30, 2009, we had an accumulated deficit of approximately $50,000 and stockholders’ deficiency of approximately $2,600, as compared to an accumulated deficit of approximately $10,000 and total stockholders’ equity of approximately $37,000 at September 30, 2008.

Based on our expected level of expenditures, we estimate that cash of approximately $5,000,000 will be required to fund operations through September 30, 2010.  Actual expenditures will depend both on the level of expenditures and the availability of funds.

We intend to rely on the sale of securities and loans from stockholders and others, to meet our cash requirements.  We may seek to sell common or preferred stock in private placements. We have no commitments from anyone to purchase our common or preferred stock or to loan funds.  There is no assurance that we will be able to raise additional funds or to do so at a cost that will be economically viable.

Off-balance sheet arrangements

We have no off-balance sheet arrangements including arrangements that would affect our liquidity, capital resources, market risk support and credit risk support or other benefits.

Item 3.

Properties.

For its executive and head office, we have an office located at Landmark House, 17 Hanover Square, London W1S 1HU, United Kingdom. The office is leased on a month to month basis at a cost of $75 per month.

Item 4.

Security Ownership of Certain Beneficial Owners and Management.

The following table sets forth certain information regarding the beneficial ownership of our common stock, as of the date of this information statement, by (i) each person (including any group) who is known by us to beneficially own more than 5% of any class of our voting securities; (ii) each of our directors, and (iii) officers and directors as a group.

Each common share entitles the holder thereof to one vote in respect of any matters that may properly come before our stockholders. To the best of our knowledge, there exist no arrangements that could cause a change in voting control of the company. Unless otherwise indicated, the persons named below have sole voting and investment power with respect to all shares beneficially owned by them, subject to community property laws where applicable.

Title of Class	Name and Address Of Beneficial Owner	Relationship to Company	Shares Beneficially Owned	Percent Owned (1)
Common Stock	Sugarberry Assets Ltd. (1)		35,000,000 (2)	61.3%
Common Stock	Kelvin B. Campbell (3)	Director	Nil	Nil
Common Stock	All directors and executive officers as a group (three individuals)		35,000,000	61.3%

(1)

Sugarberry Assets Ltd., a British Virgin Islands company, is wholly owned by Ravi K. Daswani. The address of the company is 3rdFloor, Shun Feng International Centre, 182 Queens Road East, Hong Kong

(2)

The percent ownership of shares is based on 57,050,000 shares of common stock issued and outstanding as of December 5, 2009.

(3)

The address of Mr. Campbell is 4A Rowley Ave., Apt. #3, Toronto, Ontario Canada M4P 2S8

Under the rules of the Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security.  Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

No executive officer, present director, or any member of these individuals’ immediate families, any corporation or organization with whom any of these individuals is an affiliate or any trust or estate in which any of these individuals serve as a trustee or in a similar capacity or has a substantial beneficial interest in is or has been indebted to us at any time since the beginning of our last fiscal year.

Item 5.

Directors and Executive Officers.

Current Directors and Officers

The following table sets forth the names, positions and ages of our current executive officers and directors.  Our directors hold office until the earlier of their death, resignation, or removal or until their successors have been duly elected and qualified.  Our officers hold office for such terms as may be prescribed by the bylaws or determined by the board of directors. An officer holds office after the expiration of his term until a successor is chosen or until his resignation or removal before the expiration of his term.

Name	Age	Position(s) with the Company
Ravi K. Daswani	42	Director, President and Chief Executive Officer
Kelvin B. Campbell*	51	Director
Kenneth G.C. Telford	60	Chief Financial Officer, Treasurer and Secretary

*Mr. Campbell has submitted his resignation to be effective upon the expiration of ten days from the December 11, 2009 filing and mailing of our information statement on Schedule 14F-1.

Ravi K. Daswani

Ravi K. Daswani, a director and our Chief Executive Officer and President, has for the past several years been actively involved in the renewable energy business, both for his own account and as a means of laying the groundwork for a company that would operate in this space. Amongst other things, Mr. Daswani has been investigating and evaluating the following:

1.

waste to energy project opportunities in Africa; and

2.

the structuring of financial relations, carbon sales and equity/debt transactions that make a renewable energy power project financially viable.

From December, 2005 until June, 2007, Mr. Daswani was an importer and exporter of electronics to and from Asia, Africa and Europe. From September, 2001 until August, 2005, Mr. Daswani was the managing director of Balaji Logistcs Ltd., a parcel logistics and freight provider located in Reading, United Kingdom. Mr. Daswani is founder, and from March, 1999 to August, 2001, was a director and Chief Operating Officer and co-Chief Executive Officer of, Brek Energy Corporation (formerly First Ecom.com Inc.), a US publicly traded company. During his time with First Ecom.com Inc ., Mr. Daswani conceptualized and led the building of the world’s first multi currency e-commerce platform for Visa and Mastercard transactions.

Kelvin B. Campbell

Until the appointment of Mr. Daswani as director and president, Mr. Campbell served as our sole director and president since May 10, 2008.

From May 2007 to present, Mr. Campbell has been employed as senior sales executive with CaTECH Systems, a data network cabling firm. From January 2003 to May 2007, Kelvin Campbell was employed as major account executive with Canon Business Solutions, a division of Canon Canada.

Kenneth G.C. Telford

Kenneth G.C. Telford has been appointed Chief Financial Officer, Treasurer and Secretary. Mr. Telford is a chartered accountant (Canada) and certified public accountant (USA). From March, 2008 until the present, Mr. Telford has served as the Chief Financial Officer of Mobiclear Inc., a US publicly traded company. MobiClear is a US-based provider of electronic personal identification verification (PIV) solutions. From September, 2000 until present, Mr. Telford has been a principal of Denon Capital Strategies Ltd., a private company providing financial, management and other services to a wide variety of international clientele. From January 2003 to September 2007, Mr. Telford served as Chief Financial Officer, Secretary, and director of Essential Innovations Technology Corp., a US publicly traded company during Mr. Telford’s tenure. Essential Innovations provides geothermal heat exchange, or geoexchange, solutions for residential, commercial, and institutional applications as a manufacturer of proprietary geothermal heat pump technology, design-build geoexchange project provider, and as a geoexchange energy service company. During the past five years, Mr. Telford has advised numerous companies, in both North America and Asia Pacific, on a broad range of financial and business matters.

New Directors

The following table sets forth the names, positions and ages of our new directors.  The terms of our new directors do not take effect until the expiration of ten days from the December 11, 2009 filing and mailing of our information statement on Schedule 14f-1. Our directors hold office until the earlier of their death, resignation, or removal or until their successors have been duly elected and qualified.

Name	Age	Expected Position(s) with the Company

Kenneth G.C. Telford	60	Director
Ian G. Robinson	70	Director, Chairman of the Board
Simoun S. Ung	42	Director

Kenneth G.C. Telford

Biographical information for Kenneth G.C. Telford is set forth above, under “Current Directors and Officers.”

Ian G. Robinson

Ian G. Robinson has had 45 years experience as a chartered accountant (Australian Chartered Accountant/Hong Kong Certified Public Accountant), corporate director and manager. From January 1994 until the present, Mr. Robinson has been the managing director of Robinson Management Limited, a company providing financial and business advice, business valuations, crisis management, forensic accounting services and insolvency services. Mr. Robinson was a former senior partner of the Hong Kong office of Ernst & Young, an accountancy and auditing services firm. He has been based in Hong Kong since 1980. From April, 2001 until November 2007, Mr. Robinson was a director of Brek Energy Corporation, a US publicly traded company. Mr. Robinson is currently a director of Rock City Energy Corp., various companies of the Kerry Packer Group, Geelong Sales Company International Ltd., Amazon Storage Systems International Ltd., ENM Holdings Limited, a Hong Kong publicly traded company and is also the Chairman of the Audit committee, L&L International Holdings, Inc., a US public company,  and Chairman of the Audit committee. Mr. Robinson is also a member of the Supervisory Board and the Chairman of the Audit  Committee of the Hong Kong Housing Society, a very large non-governmental provider of low and middle income housing.

Simoun S. Ung

From December, 1998 until the present, Simoun S. Ung has been president of FSC Holdings Corporation, doing business as Four Star Consulting, a company specializing in financial consulting for packaging official development assistance for infrastructure projects in the Philippines, specifically environmental projects to be funded by the Government of Japan. From May, 2009 until the present, Mr. Ung has been President and Chief Executive Officer of PVB Card Corporation, a Visa and China UnionPay issuer and acquirer. From November, 2004 until

April, 2009, Mr. Ung was Chief Executive Officer of CNP Worldwide, Inc., an internet payment service provider. Mr. Ung is a co-founder and, since its inception in the last quarter of 2005, has been a board member of, Bastion Payment Systems Corporation, a Tier-1 third-party payment processor. Bastion utilizes its in-house research and development team to develop proprietary payment solutions and systems for card processing and acquiring, card fraud management, merchant management and boarding, merchant risk control and identification, and web site payment page hosting. From March, 2006 until March, 2008, Mr. Ung was a director and Chairman of the Board of Century Peak Corporation, a privately held mining company, until its listing by reverse merger into Century Peak Metal Holdings Corporation (Philippine Stock Exchange: CPM). From December, 2007 until October, 2009, Mr. Ung was a director of Mobiclear Inc., a US publicly traded company. Mr. Ung also serves on the board of directors of Transpacific Broadband Group Inc. (Philippine Stock Exchange: TBGI) and Federal Resources Investment Group, Inc. (Philippine Stock Exchange: FED). During the last five years, from time to time, Mr. Ung has been a resource speaker for the Federal Bureau of Investigation on advanced money laundering using electronic payment systems. Mr. Ung currently serves on the Steering Committee of the Overseas Security Advisory Council – Manila Country Council. Mr. Ung holds a MBA from the Richard Ivey School of Business, University of Western Ontario, and a BA from the University of British Columbia.

INDEPENDENT DIRECTORS

Under the definition independent directors found in Nasdaq Rule 5605(a)(2), which we have chosen to apply, we currently have no independent directors.  As Ravi K. Daswani is our Chief Executive Officer, Mr. Daswani is not independent. As Kenneth G.C. Telford is our Chief Financial Officer, he will not be independent upon the effectiveness of his appointment as a director.  Upon the effectiveness of their appointments as directors, Ian G. Robinson and Simoun S. Ung will be independent under Nasdaq Rule 5605(a)(2).

 FAMILY RELATIONSHIPS

There are no family relationships among any of our directors and officers.

COMMITTEES OF THE BOARD OF DIRECTORS

Because our board of directors will consist of only four members, we will not  have a standing nominating, compensation or audit committee, and we have not adopted charters for any such committees.  Rather, our full board of directors will perform the functions of these committees. As of the effectiveness of the appointments of Kenneth G.C. Telford and Ian G. Robinson as directors, we will have audit committee financial experts on the board of directors as that term is defined by Item 407(d) of Regulation S-K under the Exchange Act.

We do not believe it is necessary for the board of directors to appoint such committees, because the volume of matters that come before the board of directors for consideration is sufficiently small so as to permit our directors to give sufficient time and attention to such matters. Additionally, because our common stock is not listed for trading or quotation on a national securities exchange, we are not required to have such committees.

COMPENSATION OF DIRECTORS AND OFFICERS

During the fiscal year ended September 30, 2009, our directors and executive officers served without compensation. We do  not have health insurance, retirement, pension, profit sharing, stock options, or other similar programs for the benefit of our employees.

There are currently no employment agreements between us and any of Kelvin B. Campbell, Ravi K. Daswani or Kenneth G.C. Telford.

Because we have never paid any compensation to our directors and executive officers, we have never developed any processes or procedures for considering and determining director and executive officer compensation.

NOMINATION OF DIRECTOR CANDIDATES

For so long as Sugarberry Assets Ltd. (“Sugarberry”), an affiliate of Ravi K. Daswani, holds a majority of our issued and outstanding common stock, we expect that Sugarberry and Mr. Daswani will select all nominees for our board of directors.  We are willing to provide any director nominations submitted by our stockholders to Sugarberry and Mr. Daswani for their consideration.  Such nominations may be sent to the address identified below under the heading “Stockholder Communications with Our Board of Directors.”  We cannot provide any assurance that Sugarberry or Mr. Daswani will use any particular process or criteria in choosing nominees for our board of directors.

Item 6.

Executive Compensation.

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers for all services rendered in all capacities to us for the period from our inception through the fiscal period ended September 30, 2008 and for the fiscal year ended September 30, 2009.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compen-sation ($)	Change in Pension Value and Nonqualified Deferred Compensation ($)	All Other Compen-sation ($)	Total ($)
Kelvin B. Campbell CEO	2008 2009	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0

We have not entered into an employment agreement with Ravi Daswani, our new CEO, or with Kenneth C.G. Telford, our new CFO, an are  not currently paying him any compensation for his services, although we anticipate entering into such an agreement in the near future.

Option/SAR Grants

We made no grants of stock options or stock appreciation rights to Kelvin B. Campbell during the period from our inception on April 9, 2008 through the fiscal period ending September 30, 2009.

Compensation of Directors

Our directors do not receive salaries or other compensation for serving as directors.

Employment contracts and termination of employment and change-in-control arrangements

There are no employment agreements between us and Kelvin B. Campbell and we will not make any payment to Mr. Campbell in connection with the change of control.

Item 7.

Certain Relationships and Related Transactions, and Director Independence.

Transactions with related persons

Except as disclosed below, none of the following parties has, since our inception, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

•

Any of our directors or executive officers;

•

Any person proposed as a nominee for election as a director;

•

Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock;

•

Any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of any of the foregoing persons

•

Any person sharing the household of any director, executive officer, nominee for director or 5% shareholder of ours.

On September 4, 2008, Kelvin B. Campbell, our president, secretary, treasurer and sole director, agreed to loan up to $70,000 to us on an as-needed basis to fund our business operations and expenses until December 31, 2009. Mr. Campbell withdrew this commitment concurrently with the closing of the change of control transaction.

Promoters

Our promoter Company is Kelvin B. Campbell. In return for a subscription amount of $3,500, we issued to Mr. Campbell 35,000,000 shares (adjusted retroactive of a 10-for-1 stock split effected in the form of a share dividend) of our common stock in September, 2008.

Except for the transactions with Mr. Campbell noted above, there is nothing of value to be received by the promoter, either directly or indirectly, from us. Additionally, except for the transactions noted above, there have been no assets acquired or are any assets to be acquired from the  promoter, either directly or indirectly, from us.

Item 8.

Legal Proceedings.

We are not a party to any material pending or threatened legal proceedings.

We are required by Section 78.090 of the Nevada Revised Statutes (the “NRS”) to maintain a resident agent in the State of Nevada. Our resident agent for this purpose is Empire Stock Transfer of 1859 Whitney Mesa Dr., Henderson, Nevada 89014. All legal process and any demand or notice authorized by law to be served upon us may be served upon our resident agent in the manner provided in NRS 14.020(2).

Item 9.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

Our shares have been quoted for trading on the OTC Bulletin Board under symbol YRRC since April 6, 2009; however, no trades have ever been reported.

Our common stock is a penny stock. Penny stocks are generally equity securities with a price of less than $5, other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system.  The Commission has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. The penny stock rules require a broker-dealer, before a transaction in a penny stock, to deliver a standardized risk disclosure document prepared by the Commission, that: (a) contains a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading; (b) contains a description of the broker's or dealer's duties to the customer and of the rights and remedies available to the customer with respect to a violation of such duties or other requirements of securities' laws; (c) contains a brief, clear, narrative description of a dealer market, including bid and ask prices for  penny stocks and the significance of the spread between the bid and ask price; (d) contains a toll-free telephone number for inquiries on disciplinary actions; (e) defines significant terms in the disclosure document or in the conduct of trading in penny stocks; and (f) contains such other information and is in such form, including language, type, size and  format, as the Commission shall require by rule or regulation.  The broker-dealer also must provide, before effecting any transaction in a penny stock, the customer with: (a) bid and offer quotations for the penny stock; (b) the compensation of the broker-dealer and its salesperson in the transaction; (c) the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and (d) a monthly account statements showing the market value of each penny stock held in the customer's account.  In addition, the penny stock rules require that, before a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written acknowledgment of the receipt of a risk disclosure statement, a written agreement to transactions involving penny stocks, and a signed and dated copy of a written suitability statement.

These disclosure requirements may have the effect of reducing the trading activity in the secondary market for our stock. Therefore, it may be difficult or impossible for stockholders to sell those securities.

Grants of Options, Warrants or Securities Convertible Into Equity

To date, we have not granted any options or warrants to purchase, or securities convertible into, our common equity.

Rule 144 Shares

Because we have had no or only nominal operations, and no or only nominal non-cash assets, none of our issued and outstanding shares of common stock are available for resale to the public under Rule 144.  Rule 144 will not become available to holders of our common stock until one year from the time we commence operations or acquire non-cash assets and file Form 10 information with the Commission.

Holders of Our Common Stock

As of the date of this current report, we had 49 holders of record of our common stock.

Dividends

We have never paid cash dividends on our common stock and do not anticipate paying any cash dividends on our common stock in the foreseeable future. The declaration and payment of dividends is at the discretion of our Board of Directors. Any determination as to the payment of dividends in the future will depend upon results of operations, capital requirements, and restrictions in loan agreements, if any, and such other factors as the Board of Directors may deem relevant.

There are no restrictions in our articles of incorporation or bylaws that prevent us from declaring dividends. The Nevada Revised Statutes, however, do prohibit us from declaring dividends where, after giving effect to the distribution of the dividend:

1.

We would not be able to pay our debts as they become due in the usual course of business; or

2.

Our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of stockholders who have preferential rights superior to those receiving the distribution.

Equity Compensation Plan

We have no compensation plans under which our equity securities are authorized for issuance.

Transfer Agent

The name, address and telephone number of our transfer agent is as follows:

Empire Stock Transfer Inc.
1859 Whitney Mesa Dr.

Henderson  NV  89014

Item 10.

Recent Sale of Unregistered Securities.

There have been no recent sales of unregistered securities.

Item 11.

Description of Registrant’s Securities to be Registered.

Not applicable.

Item 12.

Indemnification of Directors and Officers

Our directors and officers are indemnified as provided by the Nevada Revised Statutes and our bylaws.  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons of pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

If a claim for indemnification against such liabilities is asserted by one of our directors, officers, or controlling persons in connection with the securities being registered, we will, unless in the opinion of our legal counsel the matter has been settled by controlling precedent, submit the question of whether such indemnification is against public policy to a court of appropriate jurisdiction. We will then be governed by the court's decision.

Item 13.

Financial Statements and Supplementary Data

Our audited financial statements for the fiscal year ended September 30, 2009 were included in our annual report on Form 10-K filed with the Commission on December 7, 2009.

Item 14.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

Since inception, we have had no changes in or disagreements with our principal independent accountant.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2009, Kelvin B. Campbell, our sole officer and director on that date, pursuant to a share sale (the “Share Sale”), sold his entire shareholdings in us, representing 61.3% of our issued and outstanding shares. The purchaser of the shares was Sugarberry Assets Ltd. (“Sugarberry”), a holding company owned by Ravi K. Daswani, our current Chief Executive Officer and President.

Appointment of director; resignation and appointment of officers

Concurrently with the closing of the Share Sale:

1.

Ravi K. Daswani was appointed a director;

2.

Kelvin B. Campbell resigned as President and Secretary;

3.

R. Michael Stunden resigned as Treasurer;

4.

Ravi K. Daswani was appointed Chief Executive Officer and President; and

5.

Kenneth G.C. Telford was appointed Chief Financial Officer, Treasurer and Secretary.

See Item 5.01 above, under “Item 5. Directors and Executive Officers,” for further and more detailed information on departures of directors and officers, and appointments of new directors and officers.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Change to Registrant’s Bylaws

On December 8, 2009, by consent board resolution, we amended our bylaws to:

(i) change the procedures by which directors may be appointed between annual shareholder meetings and to provide that the provisions of the Nevada Revised Statutes pertaining to the acquisition of a controlling interest of our issued and outstanding shares, NRS 78.378 to 78.3793, inclusive, shall not be applicable to the acquisition of a controlling interest of our securities; and

(ii) increase the number of directors that may be elected or appointed and increase the number of directors that may be appointed by the board of directors between annual general meetings.

Item 8.01 Other Events

Concurrently with the closing of the purchase and sale of the Campbell Shares, our head office was moved to:

Landmark House

17 Hanover Square

London, W1S 1HU

United Kingdom.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

The following exhibits are included with this report.

Exhibit No.

Description of Exhibit

3.1

Articles of Incorporation*

3.2

Amended Bylaws

*    Filed as an exhibit to our registration statement on Form S-1 filed December 17, 2008 and incorporated herein by this reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2009	YORK RESOURCES, INC.

By:	Kenneth G.C. Telford
Chief Financial Officer